SHARE CAPITAL	12 Months Ended
Sep. 30, 2010
Stockholders' Equity Note [Abstract]
Stockholders' Equity Note Disclosure [Text Block]
NOTE 3   -   SHARE CAPITAL:

Common shares

The Company's shares are traded on the Over-The-Counter Bulletin Board.

Common stock confers on its investors the right to receive notice to participate and vote in general meetings of the Company, the right to a share in the excess of assets upon liquidation of the Company, and the right to receive dividends, if declared.

On March 3, the Company issued on a Private Placement Subscription Agreement of 1,000,000 units at a price of $0.50 per unit each unit consisting of one share of common stock and one two-year warrant to purchase one share of common stock at an exercise price of $0.50 per share. The gross proceeds in the amount of $500,000 have been received.

On July 13, 2010 the Company issued on a Private Placement Subscription Agreement of 1,000,000 units at a price of $0.50 per unit each unit consisting of one share of common stock and one two-year warrant to purchase one share of common stock at an exercise price of $0.60 per share. The gross proceeds in the amount of $500,000 have been received.